UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.

                            FORM 8-K

                         CURRENT REPORT
           Pursuant to Section 13 or Section 15(d) of
               The Securities Exchange Act of 1934


Date of Report:  November 25, 1996


                    PENNCORP FINANCIAL GROUP, INC.
     (Exact name of registrant as specified in its charter)


   DELAWARE                     1-11422               13-3543540
(State or other               (Commission           (IRS Employer
 jurisdiction of               File Number)       Identification No.)
 incorporation)


     745 Fifth Avenue, Suite 500, New York, New York     10151
         (Address of principal executive offices)      (Zip Code)

 Registrant's telephone number, including area code:  (212) 832-0700

Item 5. OTHER EVENTS

        Washington National Corporation and PennCorp Financial Group, Inc. entered into an Amended and Restated Agreement and Plan of Merger dated as of November 25, 1996, a copy of which is attached as
        Exhibit 99.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        Exhibits.

        99.    Amended and Restated Agreement and Plan of Merger
               Dated as of November 25, 1996 by and between PennCorp Financial Group, Inc. and Washington
               National Corporation.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PENNCORP FINANCIAL GROUP, INC.
                                           (Registrant)



Date:  December 4, 1996            By: /c/ SCOTT D. SILVERMAN
                                   Scott D. Silverman,
                                   Senior Vice President, General
                                   Counsel and Corporate Secretary

                        INDEX TO EXHIBITS



Exhibit Number

   99               Amended and Restated Agreement and Plan of
                    Merger Dated as of November 25, 1996 by and between PennCorp Financial Group, Inc. and
                    Washington National Corporation